Fees Summary	Apr. 09, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 4,180,917,000
Previously Paid Amount	0
Total Fee Amount	640,098.4
Total Offset Amount	0
Net Fee	$ 640,098.4